UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2020
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2020, GATX Corporation (“GATX”, “we”, “us” or “our”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Rand Logistics, Inc. (the “Buyer”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, we will sell to the Buyer the subsidiaries comprising our American Steamship Company (“ASC”) business segment. The consideration to be paid by the Buyer for ASC is $260 million in cash, subject to certain adjustments provided for in the Purchase Agreement, including a working capital adjustment. The parties’ obligations to consummate the transaction are subject to customary conditions, including expiration or termination of the waiting period under U.S. antitrust law.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. Investors should not rely on the representations and warranties contained in the Purchase Agreement, as those representations and warranties were made solely for purposes of the Purchase Agreement, are solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but rather a way of allocating risk between the parties.
Item 7.01. Regulation FD Disclosure
On February 10, 2020, GATX issued a press release announcing the execution and delivery of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement dated as of February 7, 2020 between GATX Corporation and Rand Logistics, Inc.
99.1	Press Release of GATX Corporation dated February 10, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
February 10, 2020